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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 25, 2006


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  001-16783                95-4097995
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)         Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

     On April 25, 2006, the Board of Directors of VCA Antech, Inc., which we refer to as the Company, approved and adopted the Second Amended and Restated Bylaws of the Company, which we refer to as the Second Restated Bylaws. The Second Restated Bylaws amend and restate the provisions of the Amended and Restated Bylaws of the Company, which we refer to as the Original Bylaws, in their entirety.

     The Second Restated Bylaws added Section 8 (Manner of Voting) and Section 12 (Required Vote) to, and modified Section 5 (Quorum), Section 7 (Chairman Of Meeting; Opening of Polls), Section 9 (Proxies) and Section 14 (Record Date) of,
Article II (Stockholders Meetings). These provisions are designed, among other things, to facilitate the conduct of and voting at stockholder meetings.

     The Second Restated Bylaws also modified Section 17 (Matters Considered at Annual Meeting) and Section 18 (Nominations for Directors) of Article II. These provisions refer to the process in which a stockholder must engage if that stockholder wishes to bring business before the annual meeting of stockholders or to nominate a person for election to the Board. In this regard, the Second Restated Bylaws now require that a stockholder seeking to bring business before the annual meeting of stockholders or to nominate a person for election to the Board give notice, in proper written form, to the Secretary of the Company at least 60 days and not more than 90 days prior to the anniversary date of the prior year's annual meeting of stockholders.

     In addition, the Second Restated Bylaws modified Section 4 (Regular Meetings), Section 5 (Special Meetings) and Section 6 (Meetings by Communication Equipment) of Article III (Board of Directors), to clarify when the Board will meet and who may call a special meeting of the Board.

     The Second Restated Bylaws also replaced Section 10 (Committees) of Article III of the Original Bylaws with Article IV (Committees), among other things, to provide the Board with the authority to fill vacancies in any committee and to dissolve any committee.

     The Second Restated Bylaws also added provisions addressing new officer positions, and the duties and powers of these officers, including Section 7 (Assistant Secretary), Section 9 (Assistant Treasurer) and Section 10 (Other Officers) of Article V (Officers).

     The Second Restated Bylaws also modified Article VI (Indemnification of Directors, Officers, Employees and Other Agents) to reform the Company's obligations with respect to the indemnification of its directors, officers, employees and agents to reflect current practices and to conform to the Company's Amended and Restated Articles of Incorporation.

     Finally, the Second Restated Bylaws added Section 7 (Consideration and Payment for Shares) and Section 14 (Seal) to Article VII (Miscellaneous).

     The descriptions of the changes to the Original Bylaws and the new provisions of the Second Restated Bylaws contained in this report are qualified in their entirety by reference to the

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full text of the Second Restated Bylaws attached to this Form 8-K as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NO.       DESCRIPTION

3.1               Second Amended and Restated Bylaws of VCA Antech, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 27, 2006                   VCA ANTECH, INC.



                                 By:  /s/ Tomas W. Fuller
                                     --------------------------------------
                                 Name:  Tomas W. Fuller
                                 Title: Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

3.1               Second Amended and Restated Bylaws of VCA Antech, Inc.